UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 21, 2009

HydroDynex, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-53506

NEVADA	20-4903071
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

230 Bethany Rd., Ste. 128, Burbank, California 91504

(Address of Principal Executive Offices, Including Zip Code)

(702) 722-9496

(Registrant’s Telephone Number, Including Area Code)

____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.

Entry Into a Material Definitive Agreement.

On September 22, 2009, Hydrosystemtechnik, GmbH, formally issued Hydrodynex, Inc., an extension on the date by which Hydrodynex, Inc. is required to purchase or lease an AO-System from Hydrosystemtechnik, GmbH, as agreed upon in the Amended Marketing, Distribution and License Agreement which was effective September 3, 2008.  This extension now states the purchase or lease of an AO-System must be made by November 30, 2009.

Item 4.01 Changes in Registrant's Certifying Accountant.

(1)

Previous Independent Registered Public Accounting Firm

(i)

On September 21, 2009, Hydrodynex, Inc. (“Registrant”) dismissed its independent registered public accounting firm, Williams & Webster, P.S. (“Williams & Webster”).

(ii)

The reports of Williams & Webster on the financial statements of the Registrant as of June 30, 2008 and for the period from May 12, 2006 (inception) through June 30, 2008 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

(iii)

The decision to change independent registered public accounting firm was approved by the Board of Directors of the Registrant.

(iv)

During the Registrant’s most recent fiscal year ended June 30, 2008 and any subsequent interim periods through September 21, 2009, (a) there were no disagreements with Williams & Webster on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Williams & Webster, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)

On September 23, 2009, the Registrant provided Williams & Webster with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements.  A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)

New Independent Registered Public Accounting Firm

Concurrently with the dismissal of Williams & Webster, the Board of Directors of the Registrant approved Li & Company, PC (“Li & Company”), as its new independent registered public accounting firm to audit and review the Registrant’s financial statements effective September 21, 2009.  During the most recent fiscal year ended June 30, 2008, and any subsequent period through the date hereof prior to the engagement of Li & Company, neither the Registrant, nor someone on its behalf, has consulted Li & Company regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)

any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01.

Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

3.1	License Agreement extension letter between HydroDynex, Inc. and Hydrosystemtechnik, GmbH dated September 22, 2009, and received by Hydrodynex, Inc. on September 22, 2009.

16.1	Letter of Williams & Webster, P.S. dated September 23, 2009, to the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated:  September 24, 2009

HYDRODYNEX, Inc.

By:

/s/  Ronald Kunisaki

Ronald Kunisaki

President & CEO